NET INVESTMENT IN DIRECT FINANCING LEASES (Schedule of Net Investment in Direct Financing Leases) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)
Total minimum lease payments to be received	¥ 94,341	$ 13,587	¥ 233,820
Initial direct cost	3,963	571	3,963
Total	98,304	14,158	237,783
Unearned income	(12,054)	(1,736)	(27,878)
Net investment in direct finance leases	86,250	12,422	209,905
Current	59,060	8,506	100,988
Non-current	¥ 27,190	$ 3,916	¥ 108,917